UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2023

Sonnet BioTherapeutics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35570	20-2932652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Overlook Center, Suite 102 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 375-2227

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SONN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 31, 2023, Sonnet BioTherapeutics Holdings, Inc. (the “Company” or “Sonnet”) held an annual meeting of stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were the following proposals: (1) to elect six directors to the Company’s Board of Directors (the “Board”) to hold office for the following year until their successors are elected, (2) to adopt and approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of the Company’s issued and outstanding shares of common stock (the “Common Stock”) at a specific ratio, ranging from one-for-two (1:2) to one-for-thirty five (1:35), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board without further approval or authorization of the Company’s stockholders, and (3) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2023.

At the Annual Meeting, the foregoing stockholder proposals were approved, based upon an aggregate of 38,511,014 shares of Common Stock outstanding as of July 27, 2023, which was the record date for the Annual Meeting. The final voting results were as follows:

1.	The votes cast with respect to the proposal to elect six directors to the Board to hold office for the following year until their successors are elected were as follows:

	For	Withheld	Broker Non-Votes
Pankaj Mohan, Ph.D.	12,186,984	1,051,699	8,355,426
Nailesh Bhatt	12,010,142	1,228,541	8,355,426
Albert Dyrness	12,025,447	1,213,236	8,355,426
Donald Griffith	12,134,812	1,103,871	8,355,426
Raghu Rao	11,959,482	1,269,201	8,355,426
Lori McNeill	12,274,197	964,486	8,355,426

2.	The proposal to adopt and approve an amendment to the Charter to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-thirty five (1:35), at any time prior to the one-year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board was approved by a majority of the votes cast at the Annual Meeting, based upon the following votes:

Votes For	Votes Against	Abstentions
15,763,763	5,775,163	55,183

3.	The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2023 was approved by a majority of the votes cast at the Annual Meeting, based upon the following votes:

Votes For	Votes Against	Abstentions
20,050,763	519,412	1,023,933

Item 7.01	Regulation FD Disclosure.

On August 31, 2023, the Company issued a press release announcing a reverse stock split, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonnet BioTherapeutics Holdings, Inc.

August 31, 2023	By:	/s/ Pankaj Mohan, Ph.D.
	Name:	Pankaj Mohan, Ph.D.
	Title:	Chief Executive Officer